March 1, 2021 4Q20 Earnings Presentation Exhibit 99.2

24Q20 Earnings Presentation | Safe Harbor Certain statements made in the earnings call and contained in this presentation relate to future events and expectations and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “may,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our future performance, outlook, projections, forecasts, trend descriptions, strategy, initiatives, plans, intentions and beliefs about future events. These statements are based on the Company’s currently available information and our current assumptions, expectations and projections about future events. These statements do not guarantee future performance or events and speak only as of the date they are made, and we do not undertake to update our forward-looking statements. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond the control of the Company, include among others: the continued impact of the COVID-19 pandemic on the global demand for the Company’s products and on the Company’s financial condition and business operations; general economic conditions; pricing, demand and availability of steel, oil and liquid asphalt; decreased funding for highway projects; the relative strength/weakness of the dollar to foreign currencies; production capacity; general business conditions in the industry; demand for the Company’s products; seasonality and cyclicality in operating results; seasonality of sales volumes or lower than expected sales volumes; lower than expected margins on custom equipment orders; competitive activity; tax rates and the impact of future legislation thereon; and those other factors, risks and uncertainties that are more specifically discussed and described in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and in the other reports filed subsequently by the Company with the SEC. NON-GAAP FINANCIAL MEASURES: In an effort to provide investors with additional information regarding the Company’s results, the Company refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures which management believes provides useful information to investors. These non-GAAP financial measures have no standardized meaning prescribed by U.S. GAAP and therefore are unlikely to be comparable to the calculation of similar measures for other companies. Management of the Company does not intend these items to be considered in isolation or as a substitute for the related GAAP measures. Nonetheless, this non-GAAP information can be useful in understanding the Company’s operating results and the performance of its core business. Management of the Company uses both GAAP and non-GAAP financial measures to establish internal budgets and targets and to evaluate the Company’s financial performance against such budgets and targets.

4Q20 Earnings Presentation | Astec Overview & 4Q20 Highlights Barry Ruffalo | President & CEO

44Q20 Earnings Presentation | Today’s Key Messages Strong 4Q20 and full year 2020 performance driven by our ongoing strategic transformation and our ability to gain traction on efficiency and strategic procurement initiatives 01 Customer demand for Astec’s solutions remains resilient; providing our customers with industry- leading technology solutions that deliver value and support our Rock to Road initiatives 02 Simplify, Focus and Grow transformation will continue in 2021 with greater emphasis on Focus and Grow pillars; focused organic and inorganic strategic growth opportunities 04 Continuing to build on our positive momentum from 2020 and further transform the business with a focus on commercial and operational excellence, profitable growth and long-term stakeholder value creation 05 Well-positioned for future growth and to execute in all economic scenarios with a streamlined organizational structure, a strong balance sheet and ample liquidity 03

Rock to Road™ Simplified Two Segment Structure

Materials Solutions: ~30%

Key Products

Crushing and Screening • Washing and Classifying • Material Handling • Rock Breaker Technology • Plants and Systems

Leading Brands

KPI-JCI ASTEC COMPANIES • ASTEC MOBILE SCREENS • BTI BREAKER TECHNOLOGY • TELSMITH • Telestack Mobile Bulk Material Handling • OSBORN



Infrastructure Solutions: ~70%

Key Products

Roadbuilding • Paving • Forestry • Recycling • Asphalt Plants • Concrete Plants • Burners and Heaters • Silos and Storage Tanks

Leading Brands

ASTEC • REXCON • CON-E-CO • BMH SYSTEMS • HEATEC • PF • ROADTEC • CARLSON • Peterson



ENABLING MORE EFFECTIVE MANAGEMENT

Note: Percentages are a % of total company net sales for 4Q20 & YTD

ASTEC

4Q20 Earnings Presentation | 5

64Q20 Earnings Presentation | PROACTIVELY MANAGING THROUGH THE PANDEMIC WITH NO SIGNIFICANT DISRUPTIONS The OneASTEC Business Model is a Competitive Advantage Operational Excellence and COVID-19 Update ✓ COVID-19 Task Force continues to actively manage the situation with a focus on safety for our employees, customers and suppliers ✓ Following on-site precautions such as regular cleaning and health screening procedures, including temperature checks ✓ Remain focused on manufacturing, selling and servicing our products with appropriate precautions ✓ Currently, ~30% of office staff is working remotely ✓ All of our factories are open, with limited disruption to operations

74Q20 Earnings Presentation | PROACTIVELY MONITORING THE ENVIRONMENT TO QUICKLY REACT TO CHANGES IN DEMAND Business Dynamics and Observations ✓ Early innings of upcycle in North America; strong residential / non-residential markets ✓ Construction equipment demand is improving; positive customer outlook for 2021 ✓ Strong support for U.S. infrastructure construction under Biden’s Build Back Better plan ✓ 25 states introduced new transportation funding measures during January 2021 ✓ Limited COVID-19 impact in 2020; situation remains actively managed and fluid for 2021 ✓ Commodity and logistics inflation in 2021 ✓ Tight labor market to support increase in backlog Reduced Organizational Structure Complexity has Enabled More Efficient COVID-19 Response and Sharing of Best Practices

84Q20 Earnings Presentation | NEAR-TERM FOCUS ON ALIGNING EXISTING PRACTICES WITH ESG FRAMEWORK Early Stages of Our ESG Journey Environmental • Continued respect for environment • Historical and future products developed with a focus on: ‒ Reducing fuel consumption (Double Barrel Green System) ‒ Maximizing the use of recycled asphalt (Cold Planers and Double Barrel Drum Mixer) ‒ Minimizing trucking of materials (Shuttle Buggy and Track Mounted Crushers) • Internal focus on reducing carbon footprint of products and facilities • Environmental initiatives team led by Greg Oswald, SVP of Operational Excellence • Safety-first culture with stringent internal processes and procedures in place ‒ Goal: Zero Harm ‒ Recognition by Chattanooga, TN Chamber of Commerce for safety • Empowering employees to support communities where we operate and live through partnerships ‒ Local high schools, technical schools, and community colleges ‒ Local Chambers of Commerce, Rotary Club, and YMCAs ‒ Salvation Army, Blood Assurance, Bethlehem Center, and food banks • Social initiatives (e.g., D&I, human rights, and conflict minerals) team led by Reuben Srinivasan, SVP of HR • Remediated all prior period material weaknesses a year ahead of schedule • Further automation of financial reporting • Compensation of management and board aligned with shareholder interests • Engaged board of directors • Governance initiatives team led by Steve Anderson, SVP Administration and IR Social Governance

4Q20 Earnings Presentation | Total Company & Segment Results Becky Weyenberg | Chief Financial Officer

104Q20 Earnings Presentation | 4Q20 Financial Results ($M, except per share data) • Equipment sales decreased $26.5M or 14.7% • Parts sales increased $8.1M or 10.3% • Domestic sales decreased $29.3M or 14.0% • International sales decreased $15.0M or 20.4% • Materials Solutions backlog increased $68.2M or 92.0% • Infrastructure Solution backlog increased $28.6M or 15.1% • Domestic backlog increased $86.2M or 44.3% • International backlog increased $10.6M or 15.4% • Adjusted EBITDA increased due to favorable mix, improvements in Mfg. performance and right sizing initiatives, offset by a decrease in sales volume impact • Adj. EBITDA margin of 9.8% increased 490 bps • SG&A decreased 21.5% or $11.3M driven by reductions in consulting fees, travel and employee expenses • 4Q20 Diluted EPS of $0.67 included an $0.11 benefit or net $2.6M from transformation related savings • Net effective tax rate adjusted for the quarter was 17.3% 1 See Appendix for GAAP to Non-GAAP reconciliation table. $283.2 $238.9 4Q19 4Q20 NET SALES 4Q19 4Q20 BACKLOG $263.7 $360.5 $13.8 $23.3 4Q19 4Q20 ADJ. EBITDA1 $0.36 $0.56 4Q19 4Q20 ADJ. EPS1

114Q20 Earnings Presentation | OVERALL COST SAVINGS DROVE 490 BPS OF YOY MARGIN IMPROVEMENT 4Q20 Adjusted EBITDA Margin1 Bridge 4.9% +140 bps +170 bps +150 bps +30 bps 9.8% 1 See Appendix for GAAP to Non-GAAP reconciliation table.

124Q20 Earnings Presentation | Infrastructure Solutions | 4Q20 Financial Performance ($M) 4Q PERFORMANCE DRIVERS • Strong overall performance with favorable product mix particularly from our asphalt and concrete plant product lines. Aftermarket continues to improve with parts sales up 15% year over year • Improved quality of earnings from right sizing, pricing initiatives, plant efficiencies and controlled spending • The BMH Systems and CON-E-CO acquisitions have been fully integrated and are performing above our initial expectations 1 See Appendix for GAAP to Non-GAAP reconciliation table. $191.2 $167.2 4Q19 4Q20 NET SALES $41.0 $39.5 4Q19 4Q20 ADJ. GROSS PROFIT1

134Q20 Earnings Presentation | $17.3 $17.7 4Q19 4Q20 ADJ. GROSS PROFIT1 $92.0 $71.7 4Q19 4Q20 NET SALES Materials Solutions | 4Q20 Financial Performance ($M) 4Q PERFORMANCE DRIVERS • Right sizing initiatives taken in 2019 and 2020 to maximize utilization of our manufacturing footprint capacity improving margin despite declining revenue • Additional earnings improvement from controlled spending • Efforts underway to further leverage global footprint for deliveries to end customer • Mequon site closure completed and operations moved to remaining sites • Strong domestic order intake coming out of 4Q, as well as from international 1 See Appendix for GAAP to Non-GAAP reconciliation table.

144Q20 Earnings Presentation | Full Year 2020 Financial Results vs. 2019 ($M, except per share data) • Equipment sales decreased $104.2M or 14.0% • Parts sales decreased $18.6M or 5.8% • Domestic sales decreased $71.5M or 8.0% • International sales decreased $53.7M or 20.6% • Materials Solutions backlog increased $68.2M or 92.0% • Infrastructure Solutions backlog increased $28.6M or 15.1% • Domestic backlog increased $86.2M or 44.3% • International backlog increased $10.6M or 15.4% • Adjusted EBITDA increased due to favorable mix and improvements in Mfg. performance, offset by a decrease in sales volume impact • Adj. EBITDA margin of 8.1% increased 220 bps • SG&A decreased 10.5% or $22.1M driven by reductions in consulting fees, travel and employee expenses • 2020 Diluted EPS of $2.05 included $0.33 or net $7.6M from transformation actions • Use of CARES Act NOL carryback for a $9.5M tax reduction, or $0.42 impact; net effective tax rate adjusted for the full year was a 2.9% benefit 1 See Appendix for GAAP to Non-GAAP reconciliation table; Adj. Net Sales reflects $20.0M reduction in 2019 for the sale of a wood pellet plant … … 2019 2020 ADJ. NET SALES1 $67.5 $82.9 2019 2020 ADJ. EBITDA1 $1.55 $2.38 2019 2020 ADJ. EPS1 $1,149.6 $1,024.4 2019 2020 BACKLOG $263.7 $360.5

154Q20 Earnings Presentation | OVERALL COST SAVINGS DROVE 220 BPS OF YOY MARGIN IMPROVEMENT YTD20 Adjusted EBITDA Margin1 Bridge 5.9% +110 bps +90 bps +50 bps -30 bps 8.1% 1 See Appendix for GAAP to Non-GAAP reconciliation table.

164Q20 Earnings Presentation | FOCUSED ON MAINTAINING A STRONG BALANCE SHEET Maintain Strong, Flexible Balance Sheet with Ample Liquidity ($M) 12/31/20 Cash and Cash Equivalents 158.6 Total Current Assets 565.8 Total Assets 848.2 Total Current Liabilities 170.3 Total Debt 2.0 Total Liabilities and Equity 848.2 SUMMARY BALANCE SHEET ($M) 12/31/20 Cash and Cash Equivalents 158.6 Available Credit 153.8 Total Available Liquidity 312.4 COMMENTARY • Operating activities were a $141.5M source of cash in 2020 • Driven primarily by cash provided by net income (after book-to-cash adjustments) of $93.6M and inventory reduction of $44.7M • Cash provided above was invested in strategic M&A and utilized to pay dividends

174Q20 Earnings Presentation | CONTINUALLY EVALUATE STRATEGY TO ENSURE A BALANCED APPROACH Disciplined Capital Deployment Framework Use of Cash Over Last 3 Years ~$152M 44% 21% 19% 16% Plant, Property & Equipment Acquisitions Dividends Share Repurchases Adjustments Given Current Environment Plant, Property & Equipment • Internal investments meeting return objectives of >14% ROIC Continue to target > 14% ROIC for new investments Acquisitions • Future acquisitions to align with growth strategy and meet financial criteria Continue to focus on strategic alignment and financial discipline Returns to Shareholders • Dividend of $0.11 per share, per quarter • $150M repurchase program authorized • Repurchased $24M in 2018 No buybacks expected in near term

184Q20 Earnings Presentation | CONTINUE TO FOCUS ON STRATEGIC ALIGNMENT AND FINANCIAL DISCIPLINE Strategic M&A Approach Aligns to Our Growth Strategy Financial Criteria EPS Accretion in First Full Year Meet or Exceed Long-term Financial Metrics Attractive Markets / Aligns to Macro Trends #1 or #2 Market Leadership Position Accelerate Investment in Technology and Innovation Recurring Revenue Close to Core with Deeper Penetration Strategic Acquisition Filters Value Chain Gaps

194Q20 Earnings Presentation | Our Profitable Growth Strategy Remains Consistent SIMPLIFY FOCUS GROW Leverage Actions Taken to Further Simplify the Business Utilize OneASTEC Business Model to Enhance Efficiency Drive Growth through Organic and Inorganic Opportunities • Leverage global footprint and scale while maintaining strong customer relationships • Reduce organizational structure complexity • Consolidate and rationalize footprint and product portfolio • Optimize supply chain by leveraging size and scale of business • Strengthen customer-centric approach by providing a holistic set of solutions • Drive commercial excellence • Embrace and streamline operational excellence processes • Enhance accountability through a performance-based culture with aligned KPIs and incentives • Reinvigorate innovation with a new product development approach • Leverage technology and digital connectivity to enhance customer experience • Capitalize on global growth opportunities • Allocate capital effectively to drive greatest shareholder value

Update on Our Transformation Progress

2019 - 2020	2019 - 2021	2020 - 2021+

SIMPLIFY

- ✓ Changed from subsidiary structure to align by product groups
- ✓ Refreshed executive leadership team and board members
- ✓ Executed Astec Strategic Procurement initiative consolidating supply chain
- ✓ 1Q20 re-segmentation to two segment reporting structure
- ✓ Within Infrastructure Solutions, integrated five service teams into a unified service and construction team; one support call center
- ✓ Rationalized three sites in Hameln, Germany, Albuquerque, NM and Mequon, WI to further streamline operations
- ▪ Completing closure of Tacoma facility as part of ongoing rationalization

FOCUS

- ✓ Hired SVP of Operational Excellence and Chief Information Officer
- ✓ Aligned financial metrics to management incentives
- ✓ Implementing Enterprise Data Analytic Platform system to consolidate reporting
- ✓ Completed divestiture of GEFCO (Enid; O&G products)
- ▪ Further drive operational excellence across organization
- ▪ Optimize product portfolio with ongoing rationalization
- ▪ Improve working capital turns – clear action plan in place

GROW

- ✓ Reinvigorate focus on innovation; new Innovation Council
- ▪ Enhance customer engagement
- ▪ Global expansion
- ▪ Profitable growth
- ▪ Margin improvement
- ▪ Disciplined and strategic acquisitions

✓ Completed ▪ In-Process

ASTEC
4Q20 Earnings Presentation | 20

214Q20 Earnings Presentation | Key Investment Highlights Leadership positions within attractive niche markets in industries benefitting from long-term secular trends including population growth, urbanization and aging infrastructure Industry-leading reputation for innovation, high-quality products and superior customer service Recurring, high-margin aftermarket sales driven by a large global installed base Strong balance sheet and liquidity with net cash position to execute through challenging market conditions; our products are essential for building infrastructure Strategic transformation with Simplify, Focus, and Grow pillars; cost savings initiatives underway and new organizational structure to drive profitable growth 1 2 3 4 5

4Q20 Earnings Presentation | Q&A

234Q20 Earnings Presentation | Contact Information STEVE ANDERSON SVP of Administration & Investor Relations Phone: 423-553-5934 Email: sanderson@astecindustries.com

4Q20 Earnings Presentation | Appendix

254Q20 Earnings Presentation | Company Targets Create Value for Shareholders Alignment to Incentive Plan Stand through Cycles 5% - 10% REVENUE GROWTH > 12% EBITDA MARGIN > 10% EPS GROWTH > 100% > 14% ROIC LONG-TERM GOALS Net Income FCF CONVERSION

264Q20 Earnings Presentation | Income Statement

274Q20 Earnings Presentation | Balance Sheet Note: Numbers may not foot or cross-foot due to rounding.

284Q20 Earnings Presentation | Cash Flow Statement

294Q20 Earnings Presentation | Q4 GAAP to Non-GAAP Reconciliation Table In its earnings release, Astec refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. Non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Nonetheless, this non-GAAP information can be useful in understanding the Company's operating results and the performance of its core businesses. The amounts described above are unaudited, reported in millions of U.S. Dollars (except per share data) and for the periods indicated.

304Q20 Earnings Presentation | 2020 GAAP to Non-GAAP Reconciliation Tables In its earnings release, Astec refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. Non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Nonetheless, this non-GAAP information can be useful in understanding the Company's operating results and the performance of its core businesses. The amounts described above are unaudited, reported in millions of U.S. Dollars (Except Share data), and as of or for the periods indicated.

314Q20 Earnings Presentation | GAAP vs Non-GAAP Adj. EPS Reconciliation In its earnings release, Astec refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. Non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Nonetheless, this non-GAAP information can be useful in understanding the Company's operating results and the performance of its core businesses. The amounts described above are unaudited, reported in millions of U.S. Dollars (Except Share data), and as of or for the periods indicated.

324Q20 Earnings Presentation | GAAP vs Non-GAAP EBITDA & Adjusted EBITDA Reconciliation In its earnings release, Astec refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. Non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Nonetheless, this non-GAAP information can be useful in understanding the Company's operating results and the performance of its core businesses. The amounts described above are unaudited, reported in millions of U.S. Dollars (Except Share data), and as of or for the periods indicated.